SEC File Nos.
811-1884
2-34371
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 51  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 30   (X)

                                   ENDOWMENTS
               (Exact name of registrant as specified in charter)
     P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
                (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, Including Area Code: (415) 421-9360

                                 Patrick F. Quan
                          Vice President and Secretary
                                   Endowments
                     P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Name and address of agent for service)
                                    Copy to:
                            Robert E. Carlson, Esq.
                    Paul, Hastings, Janofsky & Walker LLP
                           555 South Flower Street
                         Los Angeles, California 90071

                 Approximate date of proposed public offering:
                   [X] It is proposed that this filing will
                     become effective on October 1, 2000
                    pursuant to paragraph (b) of Rule 485.

                                  Endowments(SM)

                                   Prospectus
                                OCTOBER 1, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 ENDOWMENTS

 One Market
 Steuart Tower, Suite 1800
 P.O. Box 7650
 San Francisco, CA 94120


                                  TICKER                     FUND
 FUND                             SYMBOL  NEWSPAPER ABBREV   NO.
 -----------------------------------------------------------------
 Growth and Income Portfolio      ENDIX       Endow-GI        80
 -----------------------------------------------------------------
 Bond Portfolio                   BENDX       Endow-Bd        81
 -----------------------------------------------------------------



 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Funds                    7
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       8
 -------------------------------------------------------
  Management and Organization                      12
 -------------------------------------------------------
  Shareholder Information                          15
 -------------------------------------------------------
  Purchase and Exchange of Shares                  15
 -------------------------------------------------------
  How to Sell Shares                               17
 -------------------------------------------------------
  Distribution and Taxes                           18
 -------------------------------------------------------
  Financial Highlights                             19
 -------------------------------------------------------
  Appendix                                         21
 -------------------------------------------------------


 Endowments (the "Trust") is an open-end management investment company with two diversified series, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").

 Shareholders of the Trust are limited to: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of the Trust's shareholders.

ENDOWMENTS / PROSPECTUS
                                                                80/81-010-1000/D

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 GROWTH AND INCOME PORTFOLIO The fund seeks primarily to make your investment grow over time and secondarily provide you with income and preserve capital. The fund invests primarily in common stocks or securities convertible into common stock that have favorable prospects for long-term growth of capital and for income.

 The fund is designed for investors seeking long-term growth of principal, as well as income and preservation of capital. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad.

 BOND PORTFOLIO The fund seeks to maximize your level of current income and preserve your capital. Any capital appreciation is incidental to the fund's objective of current income. The fund invests primarily in investment grade debt securities.

 The fund is designed for investors seeking current income, as well as capital preservation. The values of debt securities may be affected by changing interest rates and credit risk assessments. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad.

                        *               *              *

 RISKS APPLICABLE TO BOTH FUNDS Although all securities in the funds' portfolios may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

 Your investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                                         ENDOWMENTS / PROSPECTUS

 INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the funds by showing changes in the funds' investment results from year to year and by showing how the funds' average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

 GROWTH AND INCOME PORTFOLIO


                           CALENDAR YEAR TOTAL RETURNS

   (Results do not include a sales charge; if one were included, results would be lower.)

[bar chart]
 1990    0.43
 1991   22.57
 1992    9.56
 1993    9.56
 1994    1.54
 1995   28.31
 1996   17.42
 1997   28.81
 1998   11.28
 1999    3.64

  The fund's year-to-date return for the six months ended June 30, 2000 was 2.01%.




 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST       11.70%   (quarter ended June 30, 1997)
 LOWEST        -8.99%  (quarter ended September 30, 1990)

ENDOWMENTS / PROSPECTUS

 For periods ended December 31, 1999:


                                                THE FUND
 AVERAGE ANNUAL                                 AT NET
 TOTAL RETURN                               ASSET VALUE/1/          S&P 500/2/
 ------------------------------------------------------------------------------
 One Year                                                   3.64%     21.01%
 ------------------------------------------------------------------------------
 Five Years                                                17.48%     28.49%
 ------------------------------------------------------------------------------
 Ten Years                                                 12.88%     18.17%
 ------------------------------------------------------------------------------
 Lifetime/3/                                               14.59%     16.27%


 Yield: 3.04%
 (For current yield information, please call the Transfer Agent at 1-800-421-8511, ext. 99635).

 1 These fund results were calculated at net asset value according to a required standard formula and include the reinvestment of dividend and capital gain distributions.

 2 The Standard & Poor's 500 Composite Index is an asset-weighted, broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses. The lifetime figure is from the date Capital Research and Management Company became the fund's investment adviser.

 3 For the period beginning July 26, 1975 (when Capital Research and Management
  Company became the fund's investment adviser).

                                                         ENDOWMENTS / PROSPECTUS

 BOND PORTFOLIO



                           CALENDAR YEAR TOTAL RETURNS

   (Results do not include a sales charge; if one were included, results would be lower.)

 [bar chart]
 1990    6.04
 1991   20.32
 1992    9.40
 1993   12.23
 1994   -4.31
 1995   15.99
 1996    3.99
 1997    8.72
 1998    7.47
 1999   -0.40

  The fund's year-to-date return for the six months ended June 30, 2000 was
  3.03%.
 ------------------------------------------------------------------------------





 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST          6.46%   (quarter ended September 30, 1991)
 LOWEST          -3.65%  (quarter ended March 31, 1994)

ENDOWMENTS / PROSPECTUS

 For periods ended December 31, 1999:


                                             THE FUND
 AVERAGE ANNUAL                              AT NET
 TOTAL RETURN                            ASSET VALUE/1/          BOND INDEX/2/
 ------------------------------------------------------------------------------
 One Year                                               -0.40%      -0.82%
 ------------------------------------------------------------------------------
 Five Years                                              7.01%       7.73%
 ------------------------------------------------------------------------------
 Ten Years                                               7.72%       7.70%
 ------------------------------------------------------------------------------
 Lifetime/3/                                             9.24%       9.31%/4/


 Yield: 6.72%
 (For current yield information, please call the Transfer Agent at 1-800-421-8511, ext. 99635).

 1 These fund results were calculated at net asset value according to a required standard formula and include the reinvestment of dividend and capital gain distributions.

 2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
  This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 For the period beginning July 26, 1975 (when Capital Research and Management
  Company became the fund's investment adviser).

 4 The Lehman Brothers Aggregate Bond Index did not exist until December 31,
  1975. For the period between July 31, 1975 and December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used. The Lehman Brothers indexes are based on July 31, 1975 index values.

                                                         ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUNDS

 SHAREHOLDER FEES                                       GROWTH
 (fees paid directly from your investment)                AND
                                                        INCOME       BOND
                                                       PORTFOLIO   PORTFOLIO
 ----------------------------------------------------------------------------
 Maximum sales charge imposed on purchases               none        none
 (as a percentage of offering price)
 ----------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends    none        none
 ----------------------------------------------------------------------------
 Maximum deferred sales charge                           none        none
 ----------------------------------------------------------------------------
 Redemption or exchange fees                             none        none


 ANNUAL FUND OPERATING EXPENSES                  GROWTH
 (expenses that are deducted from fund assets)     AND
                                                 INCOME       BOND
                                                PORTFOLIO   PORTFOLIO
 -----------------------------------------------
 Management Fees                                  0.50%       0.50%
 Service (12b-1) Fees                             none        none
 Other Expenses                                   0.23%       0.36%
 Total Annual Fund Operating Expenses             0.73%       0.86%
 Fee Waiver/1/                                    0.00%       0.11%
 Net Expenses                                     0.73%       0.75%


 1 The funds' Investment Advisory and Service Agreements provide for fee reductions through fee waivers by the Investment Adviser to the extent that annual operating expenses exceed 0.75% of either fund's average net assets. With the waiver, the management fee (as a percentage of average net assets) is 0.39% for Bond Portfolio.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                           GROWTH AND
                                        INCOME PORTFOLIO   BOND PORTFOLIO/*/
 One Year                                     $ 75               $ 77
 ----------------------------------------------------------------------------
 Three Years                                  $233               $240
 ----------------------------------------------------------------------------
 Five Years                                   $406               $417
 ----------------------------------------------------------------------------
 Ten Years                                    $906               $930


 * Reflects fee waiver

ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 GROWTH AND INCOME PORTFOLIO The primary investment objective of the fund is long-term growth of principal, with income and preservation of capital as secondary objectives. The fund invests primarily in common stocks or securities convertible into common stock. The fund emphasizes stocks of companies that have favorable prospects for long-term growth of capital and for income.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations.

 BOND PORTFOLIO The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. The fund invests in debt securities rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality. The fund also invests in securities issued and guaranteed by the U.S. government. Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.)

 The values of most debt securities held by the funds may be affected by changing interest rates, and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in each fund's portfolio generally will decline when interest rates rise and vice versa.

 A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

                        *               *              *

 The funds may also hold cash or money market instruments. The size of each fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of each fund's objectives, but it also would reduce each fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 Each fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about each fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term

                                                         ENDOWMENTS / PROSPECTUS
 investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 As the majority of the funds' shareholders are non-profit institutions, the funds' investments will be consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions.

 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the funds have other investment practices that are described here and in the statement of additional information.

 Growth and Income Portfolio may invest its assets in common stocks and other securities of issuers domiciled outside the U.S. Bond Portfolio may invest in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by Bond Portfolio will be liquid, and meet the quality standards set forth above. The value of non-U.S. securities can decline in response to various factors including currency fluctuations, political, social and economic instability, differing securities regulations and administrative difficulties such as delays in clearing and settling portfolio transactions.

ENDOWMENTS / PROSPECTUS

 The following charts illustrate selected information from the fund's investment portfolio as of the end of the fund's fiscal year, July 31, 2000.

                           GROWTH AND INCOME PORTFOLIO

                                                   PERCENT OF
 TEN LARGEST INDUSTRY HOLDINGS                     NET ASSETS
 --------------------------------------------------------------
 Insurance                                            9.73%
 --------------------------------------------------------------
 Health & Personal Care                               8.37
 --------------------------------------------------------------
 Food & Household Products                            7.39
 --------------------------------------------------------------
 Merchandising                                        7.22
 --------------------------------------------------------------
 Banking                                              6.47
 --------------------------------------------------------------
 Utilities: Electric & Gas                            4.70
 --------------------------------------------------------------
 Real Estate                                          3.87
 --------------------------------------------------------------
 Beverages & Tobacco                                  3.63
 --------------------------------------------------------------
 Business & Public Services                           3.12
 --------------------------------------------------------------
 Energy Sources                                       2.56


                                                   PERCENT OF
 TEN LARGEST INDIVIDUAL  HOLDINGS                  NET ASSETS
 --------------------------------------------------------------
 Allstate Corp.                                       2.20%
 --------------------------------------------------------------
 Bristol-Myers Squibb                                 2.18
 --------------------------------------------------------------
 HCC Insurance Holdings                               2.05
 --------------------------------------------------------------
 Albertson's                                          1.81
 --------------------------------------------------------------
 Philip Morris                                        1.77
 --------------------------------------------------------------
 Kimberly Clark                                       1.72
 --------------------------------------------------------------
 Flowers Industries                                   1.71
 --------------------------------------------------------------
 Campbell Soup                                        1.59
 --------------------------------------------------------------
 Pennzoil-Quaker State                                1.50
 --------------------------------------------------------------
 CSX Corp.                                            1.49


 Because the fund is actively managed, its holdings will change from time to time.

                                                         ENDOWMENTS / PROSPECTUS

 The following chart illustrates the investment portfolio as of the end of the fund's fiscal year, July 31, 2000.

                                 BOND PORTFOLIO
 [pie chart]
 Corporate Bonds 33.48%
 Mortgage- and Asset-Backed Securities 31.99%
 U.S. Treasury Securities 25.59%
 Federal Agency Notes & Bonds 1.47%
 Non-U.S. Government Bonds and
   Governmental Authorities 0.46%
 Cash and Cash Equivalents 7.01%


 HOLDINGS BY QUALITY RATING                                  PERCENT OF
 See the Appendix for a description of quality categories.   NET ASSETS
 ------------------------------------------------------------------------
 U.S. Treasury and Agency                                      41.82%
 ------------------------------------------------------------------------
 Cash & Cash Equivalents                                        7.01%
 ------------------------------------------------------------------------
 Aaa/AAA                                                        7.57%
 ------------------------------------------------------------------------
 Aa/AA                                                          3.29%
 ------------------------------------------------------------------------
 A/A                                                           17.39%
 ------------------------------------------------------------------------
 Baa/BBB                                                       18.95%
 ------------------------------------------------------------------------
 Ba/BB or below                                                 3.97%*
 ------------------------------------------------------------------------


 * Represents bonds whose quality ratings were downgraded while held by the fund.



 Because the fund is actively managed, its holdings will change from time to time.

ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the funds and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The total management fees paid by the funds, as a percentage of average net assets, for the previous fiscal year are discussed earlier under "Fees and Expenses of the Funds."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing and with the Securities and Exchange Commission rules adopted in 1999 governing Codes of Ethics. This policy has also been incorporated into each fund's Code of Ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Growth and Income Portfolio and Bond Portfolio are listed on the following page.

                                                         ENDOWMENTS / PROSPECTUS

 GROWTH AND INCOME PORTFOLIO

                                                                                     APPROXIMATE YEARS OF EXPERIENCE
                                                         YEARS OF EXPERIENCE          AS AN INVESTMENT PROFESSIONAL
                                                       AS PORTFOLIO COUNSELOR        (INCLUDING THE LAST FIVE YEARS)
           PORTFOLIO                                 (AND RESEARCH PROFESSIONAL,    -----------------------------------
         COUNSELORS FOR                                  IF APPLICABLE) FOR           WITH CAPITAL
           GROWTH AND                                     GROWTH AND INCOME           RESEARCH AND
             INCOME                                           PORTFOLIO                MANAGEMENT
           PORTFOLIO         PRIMARY TITLE(S)               (APPROXIMATE)                COMPANY
         ---------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                    -----------------------------------
         ROBERT G.       Chairman of the Trust.    10 years (plus 18 years as a     25 years           28 years
         O'DONNELL       Senior Vice President     research professional prior to
                         and Director, Capital     becoming a portfolio counselor
                         Research and Management   for the fund)
                         Company
                                                   --------------------------------------------------------------------

         ------------------------------------------
         CLAUDIA P.      Senior Vice President of  5 years (plus 20 years as a      25 years           28 years
         HUNTINGTON      the Trust. Senior Vice    research professional prior to
                         President, Capital        becoming a portfolio counselor
                         Research and Management   for the fund)
                         Company
         --------------------------------------------------------------------------------------------------------------
         GREGORY D.      Vice President and        Less than one year               7 years            7 years
         JOHNSON         Director, Capital
                         Research Company*
         * Company affiliated with Capital Research and Management Company
--------------------------------------------------------------------------------------------------------------------------

ENDOWMENTS / PROSPECTUS

 BOND PORTFOLIO

                                                                                   APPROXIMATE YEARS OF EXPERIENCE
                                                                                    AS AN INVESTMENT PROFESSIONAL
                                                                                   (INCLUDING THE LAST FIVE YEARS)
                                                                                  -----------------------------------
                PORTFOLIO                                YEARS OF EXPERIENCE        WITH CAPITAL
              COUNSELORS FOR                          AS PORTFOLIO COUNSELOR FOR    RESEARCH AND
                   BOND                                     BOND PORTFOLIO           MANAGEMENT
                PORTFOLIO        PRIMARY TITLE(S)           (APPROXIMATE)              COMPANY
              --------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                  -----------------------------------
              ABNER D.        Senior Vice President   25 years                    33 years           48 years
              GOLDSTINE       of the Trust. Senior
                              Vice President and
                              Director, Capital
                              Research and
                              Management Company
                                                      ---------------------------------------------------------------
              ----------------------------------------
              JOHN H.         Senior Vice President   12 years                    17 years           18 years
              SMET            of the Trust. Vice
                              President, Capital
                              Research and
                              Management Company
------------------------------------------------------------------------------------------------------------------------

                                                         ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the funds' transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice.

 An agent of American Funds Service Company who performs transfer agent services for the funds is located at 333 South Hope Street, Los Angeles, CA 90071.

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 Shares of the funds may be purchased directly from the funds only by (i) 501(c)(3) organizations; (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the board of trustees for investments which meet certain standards. Any shareholder which no longer fulfills the characteristics described above must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

 The purchase price of shares may be paid in cash or in acceptable securities valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares--Price of Shares." Acceptable securities are those securities deemed acceptable by Capital Research and Management Company; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

 Various services are available as described below:

 AUTOMATIC REINVESTMENT

 Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

ENDOWMENTS / PROSPECTUS

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in the Growth and Income Portfolio and the Bond Portfolio, as well as your holdings in The American Funds Group, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity.

 EXCHANGE FEATURE

 As a shareholder of the Growth and Income Portfolio or the Bond Portfolio, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of the Growth and Income Portfolio and/or the Bond Portfolio. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

 This exchange may or may not have potential tax consequences for you. You should consult your tax or financial advisers before exchanging your shares under this option.

 AUTOMATIC WITHDRAWALS

 You may authorize automatic withdrawals from your accounts. All shares owned or purchased by you will be credited to your withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete your invested capital. Withdrawal payments, therefore, should not be considered as yield or income on the investment.

 ACCOUNT STATEMENT

 A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

                                                         ENDOWMENTS / PROSPECTUS

 SHARE PRICE

 Each fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, each fund will determine the appropriate price for the security. Your shares will be purchased or sold at the net asset value next determined after your investment is received and accepted.

 Your shares will be purchased or sold at the net asset value next determined after your investment is received and accepted.

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Shares are credited to your account and shares of the funds are redeemable through the funds at net asset value. You may sell (redeem) your shares, by tendering a request in proper form, at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071. Proper tender of shares requires a written request for redemption. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

 The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received and accepted. Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount you receive for shares sold may be more or less than the amount paid for them.

ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 Each fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of these funds or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the funds may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The funds' distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the funds is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

                                                         ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand each fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each fund's financial statements, is included in the statement of additional information, which is available upon request.

 GROWTH AND INCOME PORTFOLIO


                                                  YEARS ENDED JULY 31
                                        ------------------------------------------
                             2000           1999          1998          1997           1996
                         -----------------------------------------------------------------------
 Net Asset Value,          $13.91         $12.09        $22.66        $18.61         $18.06
 Beginning of Year
 -----------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income        .37            .37           .51           .56            .58
 Net gains or losses on
 securities (both
 realized and                (.89)          1.79          1.16          6.04           1.73
 unrealized)
 -----------------------------------------------------------------------------------------------
 Total from investment       (.52)          2.16          1.67          6.60           2.31
 operations
 -----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)          (.34)          (.34)         (.57)         (.55)          (.61)
 Distributions (from        (1.11)             -        (11.67)        (2.00)         (1.15)
 capital gains)
 -----------------------------------------------------------------------------------------------
 Total distributions        (1.45)          (.34)       (12.24)        (2.55)         (1.76)
 -----------------------------------------------------------------------------------------------
 Net Asset Value,          $11.94         $13.91        $12.09        $22.66         $18.61
 End of Year
 -----------------------------------------------------------------------------------------------
 Total return               (3.31)%       18.21%         9.05%        38.40%         13.22%
 -----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of           $50            $52           $43           $48            $59
 year (in millions)
 -----------------------------------------------------------------------------------------------
 Ratio of expenses to        .73%         .75%/1/       .75%/1/         .74%           .72%
 average net assets
 -----------------------------------------------------------------------------------------------
 Ratio of net income        3.03%          2.90%         2.69%         2.73%          3.12%
 to average net assets
 -----------------------------------------------------------------------------------------------
 Portfolio turnover
 rate                      60.05%         52.36%        48.59%        50.69%         38.73%
 1Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended 1999 and 1998, respectively.

ENDOWMENTS / PROSPECTUS

 BOND PORTFOLIO


                                                                              YEARS ENDED JULY 31
                                                                 ------------------------------------------------
                                                      2000            1999            1998            1997             1996
                                                 --------------------------------------------------------------------------------
 Net Asset Value,                                   $16.17          $16.93          $17.17          $16.63           $16.82
 Beginning of Year
 --------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income                                1.16            1.14            1.19            1.21             1.22
 Net gains or losses on securities (both              (.37)           (.84)           (.09)            .52             (.19)
 realized and unrealized)
 --------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                      .79             .30            1.10            1.73             1.03
 --------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)                                  (1.16)          (1.06)          (1.34)          (1.19)           (1.22)
 Distributions (from capital gains)                   (.01)              -               -               -                -
 --------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                 (1.17)          (1.06)          (1.34)          (1.19)           (1.22)
 --------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value,                                   $15.79          $16.17          $16.93          $17.17           $16.63
 End of Year
 --------------------------------------------------------------------------------------------------------------------------------
 Total return                                        5.13%           1.75%           6.70%          10.83%            6.25%
 --------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in millions)                 $32             $31             $29             $33              $41
 --------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to                               .75%/1/         .75%/1/         .75%/1/         .75%/1/          .75%/1/
 average net assets
 --------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            58.93%          53.66%          50.40%          22.18%           54.43%
 1Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been
  0.86%, 0.95%, 1.08%, 0.85% and 0.80% for the fiscal years ended 2000, 1999, 1998, 1997 and 1996, respectively.

                                                         ENDOWMENTS / PROSPECTUS

 ---------------------------------------------------------
 APPENDIX

 Growth and Income Portfolio generally invests in debt securities rated A or better; Bond Portfolio generally invests in debt securities rated Baa/BBB or better.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

 "Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

 "Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

 "A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

 "B - Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

ENDOWMENTS / PROSPECTUS

 "Ca - Speculative in a high degree; often in default or having other marked shortcomings."

 "C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 Moody's supplies numerical indicators, 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic category.

 Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

 "AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong."

 "AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

 "A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

 "BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 "BB, B, CCC, CC, C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "C1 - Reserved for income bonds on which interest is being paid."

 "D - In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                                         ENDOWMENTS / PROSPECTUS

 FOR SHAREHOLDER SERVICES    American Funds Service Company
                                 1-800-421-8511, ext. 99635


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the funds including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the funds' investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the funds, including the funds' financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the funds and the funds' investment adviser and their affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the funds are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the funds at P.O. Box 7650San Francisco, CA 94120.
 Investment Company Act No. 811-1884
                                                       Printed on recycled paper

                                   ENDOWMENTS

                                     Part B
                      Statement of Additional Information

                                October 1, 2000

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").


This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2000. The prospectus may be obtained by writing to the Trust at the following address:

                                   Endowments
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                                  P.O. Box 7650
                             San Francisco, CA 94120
                                 (415) 421-9360

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Trust Organization and Voting Rights. . . . . . . . . . . . . . . .       10
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       12
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       19
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       20
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       21
General Information . . . . . . . . . . . . . . . . . . . . . . . .       21
Investment Results and Related Statistics . . . . . . . . . . . . .       22
Financial Statements




                              Endowments - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     . The fund will normally invest primarily in common stocks or securities convertible into common stock.

     NON-U.S. SECURITIES

     . The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S.

BOND PORTFOLIO

     DEBT SECURITIES

     .
          Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.)

     . The fund will invest in debt securities rated Baa or above by Moody's or BBB or above by S&P or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser.

     . The fund has no current intention of investing in securities rated BB or below by Standard & Poor's ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality by Capital Research and Management Company ("CRMC"). The fund is not required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security).

     . The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

     NON-U.S. SECURITIES

     . The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar.

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                              Endowments - Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


GROWTH AND INCOME PORTFOLIO
---------------------------

EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


BOND PORTFOLIO
--------------

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and


                              Endowments - Page 3
interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield


                              Endowments - Page 4
fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


Lower quality, lower rated bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher


                              Endowments - Page 5
quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower quality, lower rated bonds.


The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The funds may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stock may be similar to those of equity securities. Some types of convertible preferred stock automatically convert into common stock. Non-convertible preferred stock with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


                              Endowments - Page 6

However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the funds will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


CURRENCY TRANSACTIONS - The funds can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to enter into forward currency contracts). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which


                              Endowments - Page 7
can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to enter into forward currency contracts), under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the funds may be delayed or limited.


                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The Trust has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


                              Endowments - Page 8

1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the funds' board of trustees. The following non-fundamental policies apply to both funds:


1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.


                              Endowments - Page 9

The following non-fundamental policy applies to the Growth and Income Portfolio only:


1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to the Bond Portfolio only:


1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.


                      TRUST ORGANIZATION AND VOTING RIGHTS

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments, Inc. were transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.


All fund operations are supervised by the funds' Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.


As of July 31, 2000, the following shareholders owned 5% or more of the funds' outstanding shares:


GROWTH AND INCOME PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   592,116       14.2%
Valencia, CA 91355
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road
P.O. Box 297                                           429,383       10.3%
St. Peter, MN 56082
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         285,927        6.9%
Indianapolis, IN 46226
-------------------------------------------------------------------------------
Loyola Marymount University
7900 Loyola Boulevard                                  241,479        5.8%
Los Angeles, CA 90045
-------------------------------------------------------------------------------
Richard and Mary Solari Charitable Trust
P.O. Box 40                                            212,488        5.1%
Capitola, CA 95010
-------------------------------------------------------------------------------


                              Endowments - Page 10

BOND PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   390,317       19.3%
Valencia, CA 91355
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road
P.O. Box 297                                           235,103       11.6%
St. Peter, MN 56082
-------------------------------------------------------------------------------
Foundation for Reproductive Research and Education
333 E. Superior Street
Prentice 490                                           106,067        5.2%
Chicago, IL 60611
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         205,357       10.1%
Indianapolis, IN 46226
-------------------------------------------------------------------------------

Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, CA 94120 or by calling 415/393-7105.


                              Endowments - Page 11

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                            TOTAL COMPENSATION        TOTAL NUMBER
                                                                                        FROM ALL FUNDS MANAGED BY       OF FUND
                                                                                           CAPITAL RESEARCH AND          BOARDS
                               POSITION                                                     MANAGEMENT COMPANY          ON WHICH
                                 WITH              PRINCIPAL OCCUPATION(S) DURING      OR ITS AFFILIATES/1/ FOR THE     TRUSTEE
NAME, ADDRESS AND AGE         REGISTRANT                    PAST 5 YEARS                 YEAR ENDED JULY 31, 2000      SERVES/1/
-----------------------------------------------------------------------------------------------------------------------------------
 +Robert B. Egelston     Trustee                 Senior Partner, The Capital Group                  none                   1
 333 South Hope                                  Partners L.P.; former Chairman of
 Street                                          the Board, The Capital Group
 Los Angeles, CA                                 Companies, Inc.
 90071
 Age: 69
-----------------------------------------------------------------------------------------------------------------------------------
 +Frank L. Ellsworth     President and           Vice President, Capital Research                   none                   1
 333 South Hope          Trustee                 and Management Company; former
 Street                                          President, Independent Colleges of
 Los Angeles, CA                                 Southern California
 90071
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine        Trustee                 President, California Institute of                 none                   1
 24700 McBean Parkway                            the Arts
 Valencia, CA 91355
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride     Trustee                 Chief Financial Officer, Cosmetic                  none                   1
 4933 Mangold Circle                             and Maxillofacial Surgery Center
 Dallas, TX 75229
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Trustee                 President, The Lovejoy Consulting               $96,500                   5
 The Lovejoy                                     Group, Inc.; former Executive Vice
 Consulting Group                                President, Salzburg Seminar
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 65
-----------------------------------------------------------------------------------------------------------------------------------
 +Robert G. O'Donnell    Chairman of the         Senior Vice President and Director,                None                   3
 P.O. Box 7650           Board                   Capital Research and Management
 San Francisco, CA                               Company
 94120
 Age: 56
-----------------------------------------------------------------------------------------------------------------------------------
 Charles R. Redmond      Trustee                 Former Chairman, Pfaffinger                        None                   1
 2198 Fairhurst Drive                            Foundation and former President and
 La Canada, CA 91011                             Chief Executive Officer, Times
 Age: 74                                         Mirror Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
 +Thomas E. Terry        Trustee                 Consultant; former Vice President                  None                   1
 333 South Hope                                  and Secretary, Capital Research and
 Street                                          Management Company (retired 1994)
 Los Angeles, CA
 90071
 Age: 62
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth      Trustee                 Management Consultant, Ziebarth                    None                   1
 P.O. Box 2156                                   Company
 Ketchum, ID 83340
 Age: 64
-----------------------------------------------------------------------------------------------------------------------------------




                              Endowments - Page 12

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


1 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


                              Endowments - Page 13

                                 OTHER OFFICERS


                                  POSITION(S)          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE     WITH REGISTRANT                DURING
----------------------------------------------------        PAST 5 YEARS
                                                    -----------------------------
Robert G. O'Donnell
(see above)
---------------------------------------------------------------------------------
Frank L. Ellsworth
(see above)
---------------------------------------------------------------------------------
Abner D. Goldstine      70   Senior Vice President  Senior Vice President and
11100 Santa Monica                                  Director, Capital Research
Blvd.                                               and Management Company
Los Angeles, CA 90025
---------------------------------------------------------------------------------
Claudia P. Huntington   48   Senior Vice President  Senior Vice President,
333 South Hope Street                               Capital Research and
Los Angeles, CA 90071                               Management Company
---------------------------------------------------------------------------------
John H. Smet            44   Senior Vice President  Vice President, Capital
11100 Santa Monica                                  Research and Management
Blvd.                                               Company
Los Angeles, CA 90025
---------------------------------------------------------------------------------
Patrick F. Quan         42   Vice President and     Vice President, Fund Business
P.O. Box 7650                Secretary              Management Group, Capital
San Francisco, CA                                   Research and Management
94120                                               Company
---------------------------------------------------------------------------------
Susi M. Silverman       30   Treasurer              Vice President, Fund Business
135 South State                                     Management Group, Capital
College Blvd.                                       Research and Management
Brea, CA 92821                                      Company
---------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Assistant Treasurer    Vice President, Fund Business
135 South State                                     Management Group, Capital
College Blvd.                                       Research and Management
Brea, CA 92821                                      Company
---------------------------------------------------------------------------------



All of the officers listed are officers or employees of the investment adviser or affiliated companies. The Trust does not pay any salaries or fees to its trustees or officers. No pension or retirement benefits are accrued as part of fund expenses. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.


All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated:


Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, Asia Society California Center, Cultural Policy Network Project of the Center for Arts and Culture,


                              Endowments - Page 14

KCET Public Broadcasting, KCRW-FM National Public Radio, Los Angeles County Museum of Art, Los Angeles Philharmonic Association, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride - Commemara Conservancy Foundation, Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Dallas Women's Foundation, Girl Scout Council, Inc., Eugene and Margaret McDermott Art Fund, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - Circus Smirkus, Concern for Dying, The Flynn Theater, The Frances Clark Center for Keyboard Pedagogy, National Advisory Council, Hampshire College, The JL Foundation, Shelburne Farms, The United Way, The Vera Institute of Justice; Robert G. O'Donnell - University of California, Berkeley Foundation, Library Advisory Board, University of California, Berkeley, Phi Beta Kappa Association of Northern California, Audit Committee, Town of Atherton, California; Thomas E. Terry - Academy of Arts and Sciences, Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Community Foundation, Madison Opera, Inc., National Football Scholarship Foundation, Ten Chimneys Foundation, Waisman Center--University of Wisconsin; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Immaculate Heart High School, Loyola Marymount University, Los Angeles Urban League, The Music Center of Los Angeles County, A Noise Within, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the Investment Adviser will continue in effect until July 27, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the Investment Adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross


                              Endowments - Page 15
negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.


The Investment Adviser receives a management fee at the annual rates of 1/2 of 1% of the funds' average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.


The Agreements provide for a management fee reduction to the extent that each funds' annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees from Growth and Income Portfolio of $246,200, $236,741, and $235,598, respectively, before fee reductions of $17,655 and $63,974 for the fiscal years 1999 and 1998; no fee reduction was required for the fiscal year ended 2000. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees from Bond Portfolio of $158,602, $148,454, and $154,762, before fee reductions of $34,637, $60,812 and $102,579, respectively.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The Trust (including each fund) intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the funds do not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the funds may be subject to that excise tax. In certain circumstances, the funds may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the funds will pay any income or excise taxes due.


                              Endowments - Page 16

Dividends will be reinvested in shares of each fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The Trust (including each fund) has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The funds intend to distribute annually all of their investment company taxable income and net realized capital gains and therefore do not expect to pay federal income tax, although in certain circumstances the funds may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The funds intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the funds.


If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the funds properly designate as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the funds have been held by such shareholders. Such distributions are not eligible for the


                              Endowments - Page 17
dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the funds' gross income. To the extent that such dividends constitute any of the funds' gross income, a portion of the income distributions of the funds will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the funds result in a reduction in the net asset value of the funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the funds which must be distributed to shareholders in order to maintain the qualification of the funds as a regulated investment company and to avoid federal income tax at the level of the funds. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The funds will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund


                              Endowments - Page 18
shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the funds are notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the funds may be subject to state and local taxes on distributions received from the funds and on redemptions of the funds' shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                               PURCHASE OF SHARES

The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

                                PRICE OF SHARES

Shares are purchased at the net asset value next determined after the purchase order is received and accepted by the funds or the Transfer Agent; this net asset value is effective for orders received prior to the time of determination of the net asset value.


Orders received by the Transfer Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated net asset value. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the funds' share


                              Endowments - Page 19
price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the funds' Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the funds.


                                 SELLING SHARES

For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as


                              Endowments - Page 20
determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.


Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the funds' portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2000, 1999 and 1998, amounted to $61,000, $42,000 and $37,000 for Growth and
Income Portfolio, respectively. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $21,000 for Growth and Income Portfolio and $21,000 for Bond Portfolio for the 2000 fiscal year.


                              Endowments - Page 21

INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Trust's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent auditors is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES AND REPORTS TO SHAREHOLDERS - The funds' fiscal year ends on July
31. Shareholders are provided updated prospectuses annually. In addition, shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses and shareholder reports. To receive additional copies of a prospectus or report, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds, Capital Research and Management Company and its affiliated companies, have adopted codes of ethics which allow for personal investments. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                   INVESTMENT RESULTS AND RELATED STATISTICS

Growth and Income Portfolio's yield was 3.21% and Bond Portfolio's yield was 7.03% based on a 30-day (or one month) period ended July 31, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period. (Growth and Income Portfolio and Bond Portfolio do not have a sales charge.)

The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months


                              Endowments - Page 22
by the sum of the month-end net asset value and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


Growth and Income Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2000 was -3.31%, +14.33% and +13.30%, respectively. Bond Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2000 was +5.13%, +6.09% and +7.71%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the funds assume: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (2) a complete redemption at the end of any period. In addition, the funds will provide lifetime average total return figures.


Total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The funds may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.


The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                              Endowments - Page 23



Endowments, Growth and Income Portfolio
Investment Portfolio, July 31, 2000



                                                                                                 Market      Percent
                                                                                   Shares         Value       of Net
Equity Securitites                                                                                            Assets
--------------------------------------------                                     --------      --------     --------
ENERGY

ENERGY SOURCES  -  2.56%
Chevron Corp.                                                                        5,000    $  395,000        .79%
Conoco Inc., Class A                                                                13,000       290,875          .58
Texaco Inc.                                                                         12,000       593,250         1.19
UTILITIES: ELECTRIC & GAS  -  4.70%
Ameren Corp.                                                                        15,000       542,813         1.08
GPU, Inc.                                                                           20,000       530,000         1.06
NSTAR                                                                               18,000       729,000         1.46
TECO Energy, Inc.                                                                   25,000       548,437         1.10
                                                                                             ----------   ----------
                                                                                               3,629,375         7.26
                                                                                             ----------   ----------

MATERIALS

CHEMICALS  -  2.30%
Crompton Corp. (formerly CK Witco Corp.)                                            28,000       274,750          .55
Hercules Inc.                                                                       10,000       149,375          .30
International Flavors & Fragrances Inc.                                             15,000       401,250          .80
PPG Industries, Inc.                                                                 8,000       325,500          .65
FOREST PRODUCTS & PAPER  -  1.75%
International Paper Co.                                                             15,000       510,000         1.02
Weyerhaeuser Co.                                                                     8,000       365,500          .73
                                                                                             ----------   ----------
                                                                                               2,026,375         4.05
                                                                                             ----------   ----------

CAPITAL EQUIPMENT

AEROSPACE & MILITARY TECHNOLOGY  -  2.29%
Lockheed Martin Corp.                                                               20,000       562,500         1.12
Raytheon Co., Class A                                                               25,000       584,375         1.17
ELECTRICAL & ELECTRONICS  -  0.53%
Nokia Corp., Class A (ADR) (Finland)                                                 6,000       265,875          .53
ELECTRONIC COMPONENTS  -  1.45%
Texas Instruments Inc.                                                               8,400       492,975          .98
Thomas & Betts Corp.                                                                12,000       234,000          .47
INDUSTRIAL COMPONENTS  -  2.40%
Genuine Parts Co.                                                                   20,000       401,250          .80
Goodyear Tire & Rubber Co.                                                          15,000       299,062          .60
Illinois Tool Works, Inc.                                                            4,000       229,000          .46
TRW Inc.                                                                             6,000       269,625          .54
MACHINERY & ENGINEERING  -  1.91%
Caterpillar Inc.                                                                     7,000       238,437          .48
Deere & Co.                                                                         10,000       385,625          .77
Foster Wheeler Corp.                                                                45,000       329,062          .66
                                                                                             ----------   ----------
                                                                                               4,291,786         8.58
                                                                                             ----------   ----------

CONSUMER GOODS

APPLIANCES & HOUSEHOLD DURABLES  -  0.78%
Newell Rubbermaid Inc.                                                              14,500       390,594          .78
BEVERAGES & TOBACCO  -  3.63%
Imperial Tobacco Ltd. PLC (United Kingdom)                                          25,000       243,425          .49
PepsiCo, Inc.                                                                       15,000       687,188         1.37
Philip Morris Companies Inc.                                                        35,000       883,750         1.77
FOOD & HOUSEHOLD PRODUCTS  -  7.39%
Campbell Soup Co.                                                                   30,000       795,000         1.59
Flowers Industries, Inc.                                                            40,000       852,500         1.71
General Mills, Inc.                                                                 14,000       481,250          .96
H.J. Heinz Co.                                                                      10,000       399,375          .80
Sara Lee Corp.                                                                      30,000       553,125         1.11
Wm. Wrigley Jr. Co.                                                                  8,000       608,000         1.22
HEALTH & PERSONAL CARE  -  8.37%
Avon Products, Inc.                                                                 17,000       674,687         1.35
Becton, Dickinson and Co.                                                           22,000       555,500         1.11
Bristol-Myers Squibb Co.                                                            22,000     1,091,750         2.18
Kimberly-Clark Corp.                                                                15,000       861,562         1.72
Merck & Co., Inc.                                                                    8,000       573,500         1.15
Pfizer Inc                                                                          10,000       431,250          .86
RECREATION & OTHER CONSUMER PRODUCTS  -  1.94%
Pennzoil-Quaker State Co.                                                           60,000       750,000         1.50
Polaroid Corp.                                                                      12,100       219,313          .44
TEXTILES & APPAREL  -  0.87%
NIKE, Inc., Class B                                                                 10,000       437,500          .87
                                                                                             ----------   ----------
                                                                                              11,489,269        22.98
                                                                                             ----------   ----------

SERVICES

BROADCASTING & PUBLISHING  -  0.86%
Gannett Co., Inc.                                                                    8,000       431,000          .86
BUSINESS & PUBLIC SERVICES  -  3.12%
Interpublic Group of Companies, Inc.                                                10,000       400,625          .80
Pitney Bowes Inc.                                                                   17,800       616,325         1.23
Service Corp. International                                                         52,800       135,300          .27
UnitedHealth Group Inc. (formerly United HealthCare Corp.)                           5,000       409,063          .82
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.55%
Telefonos de Mexico, SA de CV 4.25% convertible                                    220,000       273,843          .55
debentures 2004 (Mexico)
LEISURE & TOURISM  -  1.05%
Seagram Co. Ltd. 7.50% Automatic Common Exchange                                     3,700       194,712          .39
 Securities convertible preferred 2002 (Canada)
Walt Disney Co.                                                                      8,500       328,844          .66
MERCHANDISING  -  7.22%
Albertson's, Inc.                                                                   30,000       905,625         1.81
Dollar General Corp.                                                                28,250       519,094         1.04
Gap, Inc.                                                                           10,000       358,125          .72
J.C. Penney Co., Inc.                                                               45,000       725,625         1.45
May Department Stores Co.                                                           30,000       712,500         1.42
Walgreen Co.                                                                        12,500       389,844          .78
TRANSPORTATION: RAIL & ROAD  -  1.49%
CSX Corp.                                                                           30,000       744,375         1.49
                                                                                             ----------   ----------
                                                                                               7,144,900        14.29
                                                                                             ----------   ----------

FINANCE

BANKING  -  6.47%
Bank of America Corp.                                                               14,500       686,938         1.37
Bank of Tokyo-Mitsubishi, Ltd. (ADR) (Japan)                                        25,000       253,125          .51
BANK ONE CORP.                                                                      16,500       524,906         1.05
Fulton Financial Corp.                                                              28,875       620,812         1.24
National City Corp.                                                                 30,000       532,500         1.06
Wells Fargo & Co.                                                                   15,000       619,687         1.24
FINANCIAL SERVICES  -  1.21%
Fannie Mae                                                                           5,800       289,275          .58
Freddie Mac                                                                          8,000       315,500          .63
INSURANCE  -  9.73%
Aetna Inc.                                                                           5,000       277,500          .55
Allstate Corp.                                                                      40,000     1,102,500         2.20
American International Group, Inc.                                                   6,000       526,125         1.05
HCC Insurance Holdings, Inc.                                                        50,000     1,025,000         2.05
Mercury General Corp.                                                               20,000       522,500         1.05
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                           60,000       364,014          .73
Trenwick Group Inc.                                                                 20,000       352,500          .71
XL Capital Ltd., Class A                                                            10,500       693,000         1.39
REAL ESTATE  -  3.87%
Apartment Investment and Management Co., Class A                                    10,000       483,750          .97
Archstone Communities Trust                                                         20,000       518,750         1.04
Boston Properties, Inc.                                                             10,000       415,000          .83
Spieker Properties, Inc.                                                            10,000       516,875         1.03
                                                                                             ----------   ----------
                                                                                              10,640,257        21.28



MISCELLANEOUS
Bell Atlantic Corp. (USA)                                                           20,000       940,000         1.88
Lucent Technologies Inc. (USA)                                                       5,000       218,750          .44
                                                                                             ----------   ----------
Other equity securities in initial period of acquisition                                       1,158,751         2.32
                                                                                             ----------   ----------


                                                                                             ----------   ----------
Total Equity Securities   (cost: $44,251,136)                                                 40,380,713        80.76




                                                                                Principal        Market      Percent
                                                                                   Amount         Value       of Net
Short-Term Securities                                                                                         Assets
--------------------------------------------                                     --------      --------     --------
CORPORATE SHORT-TERM NOTES  -  17.09%

Anheuser-Busch Comapnies, Inc. 6.52% due 8/16/00                                  900,000        897,380         1.79
AT&T Corp. 6.53% due 9/6/00                                                        900,000       893,956         1.79
Bellsouth Telecommunications, Inc. 6.50% due 8/15/00                               700,000       698,100         1.40
Colgate-Palmolive Co. 6.52% due 8/15/00(1)                                       1,000,000       997,274         1.99
General Electric Capital Corp. 6.46% due 8/1/00                                    980,000       979,824         1.96
Hershey Foods Corp. 6.50% due 9/19/00                                            1,000,000       990,972         1.98
John Hancock Capital Corp. 6.50% due 8/11/00(1)                                  1,100,000     1,097,812         2.19
Kimberly-Clark Corp. 6.52% due 8/8/00(1)                                         1,000,000       998,544         2.00
Procter & Gamble Co. 6.53% due 8/31/00                                           1,000,000       994,363         1.99
                                                                                             ----------   ----------
                                                                                               8,548,225        17.09
                                                                                             ----------   ----------

FEDERAL AGENCY SHORT-TERM OBLIGATIONS -  1.19%

Federal Home Loan Mortgage Corp. 6.40% due 9/19/00                                 600,000       594,663         1.19
                                                                                             ----------   ----------
                                                                                                 594,663         1.19
                                                                                             ----------   ----------


                                                                                             ----------   ----------
Total Short-Term Securities   (cost: $9,142,888)                                               9,142,888        18.28
                                                                                             ----------   ----------
Total Investment Securities   (cost:$53,394,024)                                              49,523,601        99.04
Excess of cash and receivables over payables                                                     478,590          .96
                                                                                             ----------   ----------
NET ASSETS                                                                                   $50,002,191       100.00
                                                                                             ----------   ----------

(1)Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

Endowments, Bond Portfolio
Investment Portfolio, July 31, 2000
                                                                             Principal           Market      Percent
                                                                          Amount (000)            Value       of Net
                                                                                                              Assets
--------------------------------------------                                  --------         --------     --------
INDUSTRIALS  -  11.87%
BHP Finance Ltd. 8.50% 2012                                                       $145         $151,042           .47
Cendant Corp. 7.75% 2003                                                            250          241,120          .76
Clear Channel Communications, Inc. 7.875% 2005                                      200          201,844          .63
Columbia/HCA Healthcare Corp. 8.85% 2007                                            125          123,750          .39
Equistar Chemicals LP 8.75% 2009                                                    250          245,550          .77
Fox/Liberty Networks, LLC, FLN Finance,                                             450          452,250         1.42
 Inc. 8.875% 2007
Hasbro, Inc. 7.95% 2003                                                             250          248,172          .78
Hyundai Semiconductor America, Inc. 8.625% 2007(1)                                  200          169,967          .53
Inco Ltd. 9.60% 2022                                                                700          687,414         2.16
J.C. Penney Co., Inc.:
!7.65% 2016                                                                         200          159,200
!7.95% 2017                                                                         200          163,492         1.01
Lilly Del Mar Inc. 7.80% 2029(1,3)                                                  250          249,982          .78
Petrozuata Finance, Inc., Series A, 7.63% 2009(1)                                   250          211,471          .66
Scotia Pacific Co. LLC, Series B:
!Class A-1, 6.55% 2028                                                              213          198,768
!Class A-3, 7.71% 2028 (2)                                                          250          170,000         1.16
Waste Management, Inc. 6.875% 2009                                                  125          111,576          .35
                                                                                             ----------   ----------
                                                                                               3,785,598        11.87
                                                                                             ----------   ----------
ELECTRIC UTILITIES  -  0.87%
Israel Electric Corp. Ltd.:(1)
!7.75% 2009                                                                         125          121,290
!7.75% 2027                                                                         175          155,802          .87
                                                                                             ----------   ----------
                                                                                                 277,092          .87
                                                                                             ----------   ----------
MULTI-INDUSTRY  -  1.36%
Swire Pacific Capital Ltd. 8.84% cumulative                              10,000 shares           200,000          .63
 guaranteed perpetual capital securities(1)
Wharf International Finance Ltd., Series A,                                       $250           233,210          .73
 7.625% 2007
                                                                                             ----------   ----------
                                                                                                 433,210         1.36
                                                                                             ----------   ----------
DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.95%
Bell Atlantic Financial Services, Inc.,                                             250          244,637          .77
 senior exchangeable notes, 5.75% 2003
Ingram Micro Inc. 0% convertible debentures 2018                                  1,000          376,250         1.18
                                                                                             ----------   ----------
                                                                                                 620,887         1.95
                                                                                             ----------   ----------
GAS AND ELECTRIC  -  0.81%
AES Drax Holdings Ltd. 10.41% 2020 (1)                                              250          258,437          .81
                                                                                             ----------   ----------
                                                                                                 258,437          .81
                                                                                             ----------   ----------
TRANSPORTATION  - 7.97%
Airplanes Pass Through Trust, pass-through                                        1,166        1,084,922         3.40
certificates, Series 1, Class C, 8.15% 2019(2)
Continental Airlines, Inc., pass-through
 certificates:(2)
!Series 1998-3, Class A-2, 6.32% 2008                                               125          113,235
!Series 2000-1, Class A-1, 8.048% 2020                                              250          250,155         1.14
Jet Equipment Trust, Series 1994-A, Class B1,                                       750          843,592         2.65
 11.79% 2013(1)
Northwest Airlines, Inc., pass-through certificates,                                247          249,661          .78
 Series 1999-3, Class G 7.935% 2019 (2)
                                                                                             ----------   ----------
                                                                                               2,541,565         7.97
                                                                                             ----------   ----------
FINANCIAL  -  14.32%
Abbey National PLC 6.70% (undated)(3)                                               200          178,176          .56
Allstate Corp.:
!7.875% 2005                                                                        400          403,364
!7.20% 2009                                                                         250          239,232         2.02
BNP U.S. Funding LLC, Series A, 7.738%                                              500          463,840         1.45
 noncumulative preferred (undated)(1)(3)
Capital One Bank 8.25% 2005                                                         200          200,012          .63
Conseco Financing Trust II, Capital Trust                                           125           56,250
 pass-through securities (TRUPS), 8.70% 2026(2)
Conseco, Inc. 9.00% 2006                                                            125           85,000          .44
Ford Motor Credit Co. 5.80% 2009                                                    150          131,250          .41
General Motors Acceptance Corp. 9.00% 2002(3)                                       300          309,444          .97
HSBC Capital Funding LP, Series 1, 9.547%                                           750          780,798         2.45
 noncumulative preferred (undated)(1)(3)
MBNA Corp., MBNA Capital:
!Series A, 8.278% 2026                                                              250          206,917
!Series B, 7.191% 2027(3)                                                           200          167,436         1.17
NB Capital Corp. 8.35% exchangeable depositary shares                    10,000 shares           231,250          .73
Regional Diversified Funding Ltd. 9.25% 2030                                        125          121,704          .38
ReliaStar Financial Corp. 8.00% 2006                                                125          126,426          .40
Royal Bank of Scotland 9.118% (undated)                                             200          208,142          .65
SocGen Real Estate Co. LLC, Series A,                                               250          229,980          .72
 7.64%(undated)(1)(3)
Washington Mutual Capital I, subordinated                                           250          222,357
capital income securities, 8.375% 2027
Washington Mutual Finance 8.25% 2005                                                200          203,290         1.34
                                                                                             ----------   ----------
                                                                                               4,564,868        14.32
                                                                                             ----------   ----------
REAL ESTATE -  0.37%
ProLogis Trust 7.05% 2006                                                           125          118,245          .37
                                                                                             ----------   ----------
                                                                                                 118,245          .37
                                                                                             ----------   ----------
COLLATERALIZED MORTGAGE/ASSET-BACKED
 OBLIGATIONS(2)  -  11.19%
Chase Commercial Mortgage Securities Corp.,                                         250          232,747          .73
 Series 1998-2, Class A-2, 6.39% 2030
CS First Boston Mortgage Securities Corp.,                                          210          202,534          .64
 Series 1998-C1, Class A-1A, 6.26% 2040
GMAC Commercial Mortgage Securities, Inc.,                                          125          120,884          .38
 Series 1997-C1, Class A3, 6.869% 2007
Green Tree Financial Corp., pass-through                                            246          141,757          .45
 certificates, Series 1996-5, Class B-2, 8.45% 2027
GS Mortgage Securities Corp. II, pass-through
 certificates, Series 1998-C1:(3)
! Class D, 7.242% 2030                                                              250          229,967          .72
! Class E, 7.242% 2030                                                              250          221,029         1.41
L.A. Arena Funding, LLC, Series 1, Class A,                                         325          305,090          .96
 7.656% 2026 (1)
Morgan Stanley Capital I Inc., Series 1998-HF2,                                     500          470,617         1.48
 Class A-2, 6.48% 2030
Nomura Asset Securities Corp.,                                                      206          199,585          .62
 Series 1998-D6, Class A-A1, 6.28% 2030
Norwest Asset Securities Corp., Series 1998-31,                                     206          196,459          .61
 Class A-1, 6.25% 2014
PP&L Transition Bond Co. LLC, Series 1999-1,                                        250          247,836          .78
 Class A-7, 7.05% 2009(2)
Pegasus Aviation Lease Securitization, Series                                       500          508,450         1.59
 2000-1, Class A2, 8.37% 2030(1)(2)
Puerto Rico Public Financing Corp., Series 1,                                       232          219,337          .69
 Class A, 6.15% 2008
Structured Asset Securities Corp., Series 1998-RF2,                                 268          272,453          .85
 Class A, 8.54% 2027(1)(3)
                                                                                             ----------   ----------
                                                                                               3,568,745        11.19
                                                                                             ----------   ----------
FEDERAL AGENCY OBLIGATIONS - Mortgage
 Pass-Throughs(2) - 14.76%
Fannie Mae:
7.00% 2026                                                                          384          373,767
9.00% 2020                                                                           80           82,636         1.43
Freddie Mac:
7.00% 2015                                                                          244          239,392
8.75% 2008                                                                           50           51,183
9.00% 2020                                                                           55           56,220         1.17
12.50% 2019                                                                          23           25,600
Government National Mortgage Assn.:
7.00% 2025
Government National Mortgage Assn.: 7.00% 2025
7.00% 2028
7.00% 2029
7.00% 2024-2029                                                                  1,585         1,540,732
Government National Mortgage Assn.: 7.00% 2024
7.50% 2024
7.50% 2023-2030                                                                  1,023         1,014,521
Government National Mortgage Assn.: 7.00% 2029
7.50% 2030
8.00% 2023                                                                          636          640,549
8.50% 2008                                                                          162          167,221        12.16
10.00% 2019-2020                                                                    489          515,275
10.00% 2020
Government National Mortgage Assn.: 8.00% 2023
7.5% 01-01-30
                                                                                             ----------   ----------
                                                                                               4,707,096        14.76
                                                                                             ----------   ----------
FEDERAL AGENCY OBLIGATIONS -OTHER  -  1.47%
Federal Home Loan Bank Bonds 5.625% 2001                                            250          248,125          .78
Freddie Mac 5.125% 2008                                                             250          218,750          .69
                                                                                             ----------   ----------
                                                                                                 466,875         1.47
                                                                                             ----------   ----------
GOVERNMENTS (excluding U.S. Government) &
 GOVERNMENTAL AUTHORITIES -  0.46%
United Mexican States Government Eurobonds,                                         125          145,438          .46
 Global, 11.375% 2016
                                                                                             ----------   ----------
                                                                                                 145,438          .46
                                                                                             ----------   ----------

U.S. TREASURY OBLIGATIONS  -  25.59%
13.375% August 2001                                                               1,000        1,068,280
11.625% November 2002                                                             1,640        1,817,843
11.125% August 2003                                                                 400          451,500
11.625% November 2004                                                             2,015        2,414,212
5.50% May 2009                                                                      500          479,685
8.875% August 2017                                                                1,500        1,928,670        25.59
                                                                                             ----------   ----------
                                                                                               8,160,190        25.59
                                                                                             ----------   ----------
Total Bonds, Notes, and Preferred Stocks                                                      29,648,246        92.99
  (cost: $31,131,691)


                                                                             Principal           Market      Percent
                                                                          Amount (000)            Value       of Net
Short-Term Securities                                                                                         Assets
--------------------------------------------                                  --------         --------     --------
Corporate Short-Term Notes  -  6.89%

Associates Corp. of North America 6.64% due 8/1/00                                  500          499,908         1.57
AT&T Corp. 6.53% due 9/6/00                                                         500          496,642         1.56
Estee Lauder Companies Inc. 6.60% due 8/2/00(1)                                     700          699,742         2.19
Paccar Financial Corp. 6.48% due 8/7/00                                             500          499,370         1.57
                                                                                             ----------   ----------
                                                                                               2,195,662         6.89
                                                                                             ----------   ----------
                                                                                             ----------   ----------
Total Short-Term Securities   (cost: $2,195,662)                                               2,195,662         6.89
                                                                                             ----------   ----------
Total Investment Securities   (cost:$33,327,353)                                           31,843,908.00        99.88
Excess of cash and receivables over payables                                                      40,047          .12
                                                                                             ----------   ----------
NET ASSETS                                                                                   $31,883,955       100.00
                                                                                             ----------   ----------

(1) Purchased in a private placement transaction;
resale may be limited to qualified
    institutional buyers; resale to the public may require registration.

(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
 Therefore, the effective maturities
    are shorter than the stated maturities.

(3) Coupon rate may change periodically.

See Notes to Financial Statements

Endowments
Financial Statements
                                                                            Growth and
Statement of Assets and Liabilities                                             Income                Bond
at July 31, 2000                                                             Portfolio            Portfolio
Assets:
Investment securities at market
 (cost: $53,394,024 and $33,327,353, respectively)                         $49,523,601          $31,843,908
Cash                                                                            62,551               50,134
Receivables for-
 Sales of investments                                                               $0
 Sales of investments                                                          480,009                3,843
 Sales of fund's shares                                                              0                    0
 Dividends and accrued interest                                                 91,516              519,539
 Reimbursement of expenses from
  investment adviser                                                                 -                    -
                                                                      ________________     ________________
 Total Assets                                                               50,157,677           32,417,424
                                                                      ________________     ________________
Liabilities:
Payables for -
 Purchases of investments                                                      111,369              498,060
 Management services                                                            21,454               12,827
 Accrued expenses                                                               22,663               22,582
                                                                      ________________     ________________
 Total Liabilities                                                             155,486              533,469
                                                                      ________________     ________________
Net Assets at July 31, 2000                                                $50,002,191          $31,883,955


Shares outstanding(1)                                                        4,186,402            2,019,578
Net asset value per share                                               $        11.94       $        15.79

(1)Shares of beneficial interest issued
and outstanding; unlimited shares authorized.
See Notes to Financial Statements

Endowments
Statement of Operations                                                     Growth and
for the year ended July 31, 2000                                                Income                Bond
                                                                             Portfolio            Portfolio
Investment Income:
Income:
 Dividends                                                                $  1,262,066         $     42,972
 Interest                                                                      594,308            2,501,551
                                                                      ________________     ________________
 Total Income                                                                1,856,374            2,544,523
                                                                      ________________     ________________
Expenses:
 Management services fee                                                       246,200              158,602
 Transfer agent fee                                                             20,882               20,884
 Reports to shareholders                                                        18,948               18,948
 Registration statement and prospectus                                          16,152               12,758
 Postage, stationery and supplies                                                  740                  740
 Auditing fees                                                                  32,600               33,100
 Legal fees                                                                      6,664                6,664
 Trustees' meeting expenses                                                     17,942               17,942
 Custodian fee                                                                   1,192                  679
 Other                                                                             247                  229
                                                                      ________________     ________________
 Total expenses before reimbursement                                           361,567              270,546
  Reimbursement of expenses                                                          0               34,637
                                                                      ________________     ________________
  Net Expenses                                                                 361,567              235,909
                                                                      ________________     ________________
Net investment income                                                        1,494,807            2,308,614
                                                                      ________________     ________________
Realized Gain (Loss) and Change in Unrealized
Depreciation on Investments:

Net realized gain (loss)                                                     3,286,983             (725,335)
Net change in unrealized depreciation
  on investments                                                            (6,415,185)              16,577
                                                                      ________________     ________________
 Net realized gain (loss) and change in
  unrealized depreciation on investments                                    (3,128,202)            (708,758)
                                                                      ________________     ________________

Net (Decrease) Increase in Net Assets
 Resulting from Operations                                                 $(1,633,395)         $ 1,599,856

See Notes to Financial Statements

Endowments, Growth and Income Portfolio
Statement of Changes in Net Assets

                                                                            Year Ended              July 31
                                                                                  2000                 1999
Operations:
Net investment income                                                   $    1,494,807       $    1,359,022
Net realized gain on investments                                             3,286,983            3,548,696
Net unrealized (depreciation) appreciation
 on investments                                                             (6,415,185)           3,069,731
                                                                      ________________     ________________
 Net (decrease) increase in net assets resulting
  from operations                                                           (1,633,395)           7,977,449
                                                                      ________________     ________________
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                        (1,343,521)          (1,251,179)
Distributions from net realized
 gain on investments                                                        (4,153,742)                   -
                                                                      ________________     ________________
 Total dividends and distributions                                          (5,497,263)          (1,251,179)
                                                                      ________________     ________________
Capital Share Transactions:
Proceeds from shares sold:
 468,897 and 428,901
 shares, respectively                                                        5,564,786            5,431,127
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 432,522 and 71,284 shares,
 respectively                                                                5,051,873              890,752
Cost of shares repurchased:
 421,677 and 362,633
 shares, respectively                                                       (5,046,798)          (4,626,061)
                                                                      ________________     ________________
 Net increase in net assets
  resulting from capital share transactions                                  5,569,861            1,695,818
                                                                      ________________     ________________
Total (Decrease) Increase in Net Assets                                     (1,560,797)           8,422,088
Net Assets:
Beginning of year                                                           51,562,988           43,140,900
                                                                      ________________     ________________
End of year (including undistributed
 net investment income: $257,826 and
 $107,548, respectively)                                                   $50,002,191          $51,562,988



See Notes to Financial Statements

Endowments, Bond Portfolio
Statement of Changes in Net Assets
                                                                            Year Ended              July 31
                                                                                  2000                 1999
Operations:
Net investment income                                                      $ 2,308,614          $ 2,035,407
Net realized loss on investments                                              (725,335)             (81,253)
Net unrealized appreciation (depreciation) on
 investments                                                                    16,577           (1,472,279)
                                                                      ________________     ________________
 Net increase in net assets resulting
  from operations                                                            1,599,856              481,875
                                                                      ________________     ________________
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                        (2,288,482)          (1,880,282)
Distributions from net realized
 gain on investments                                                           (23,049)                   -
                                                                      ________________     ________________
Total dividends and distributions                                           (2,311,531)          (1,880,282)
                                                                      ________________     ________________
Capital Share Transactions:
Proceeds from shares sold:
 335,621 and 265,672
 shares, respectively                                                        5,334,660            4,421,000
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 74,919 and 49,414 shares,
 respectively                                                                1,177,970              819,899
Cost of shares repurchased:
 335,150 and 88,164
 shares, respectively                                                       (5,355,440)          (1,483,454)
                                                                      ________________     ________________
 Net increase in net assets resulting
  from capital share transactions                                            1,157,190            3,757,445
                                                                      ________________     ________________
Total Decrease Increase in Net Assets                                          445,515            2,359,038
Net Assets:
Beginning of year                                                           31,438,440           29,079,402
                                                                      ________________     ________________
End of year (including undistributed
 net investment income:  $175,785 and
 $155,563, respectively)                                                   $31,883,955          $31,438,440



See Notes to Financial Statements

 ENDOWMENTS
 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

The ability of the issuers of the fixed income securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the funds will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The trust does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENT RISK

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

3.  FEDERAL INCOME TAXATION

The funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of their net taxable income and net capital gains for the fiscal year. As regulated investment companies, the funds are not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

As of July 31 2000, net unrealized depreciation on investments for book and federal income tax purposes for Growth and Income Portfolio aggregated $3,870,423, of which $7,244,562 related to depreciated securities and $3,374,139 related to appreciated securities. For Bond Portfolio, net unrealized depreciation aggregated $1,483,445, of which $1,667,628 related to depreciated securities and $184,183 related to appreciated securities. For the Growth and Income Portfolio there was no difference between book and tax realized gains and losses on securities transactions for the year ended July 31, 2000. During the year ended July 31, 2000, the Bond Portfolio realized, on a tax basis, a net capital loss of $237,139 on securities transactions. The Bond Portfolio had available at July 31, 2000, a net capital loss carryforward totaling $339,849 which may be used to offset gains realized during subsequent years through 2008 and thereby relieve the Bond Portfolio and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The Bond Portfolio will not make distributions from capital gains while a capital loss carryforward remains. In addition, the Bond Portfolio has recognized, for tax purposes, capital losses totalling $102,710 which were realized during the period November 1, 1998 through July 31, 1999 and has deferred, for tax purposes, to fiscal year ending July 31, 2001, the recognition of capital losses of $488,196 which were realized during period November 1, 1999 to July 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $53,394,024 and $33,327,353 for Growth and Income and Bond Portfolios, respectively, at July 31, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE -

The fees of $246,200 and $158,602 for Growth and Income and Bond Portfolios, respectively, for management services were incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $34,637 for Bond Portfolio for the year ended July 31, 2000. No such fee reduction was required for Growth and Income Portfolio.

No fees were paid by the funds to its officers or Trustees. The independent Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the funds, were paid fees of $20,882 and $20,884 for Growth and Income and Bond Portfolios, respectively.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the trust and certain Trustees and are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the funds.

5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Pursuant to the custodian agreement, the fund receives credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fees of $1,192 and $679 for Growth and Income and Bond Portfolios, respectively, were paid by these credits rather than in cash.



Endowments, Growth and Income Portfolio
Per-Share Data and Ratios
                                                                   Year    ended       36738
                                                                    2000      1999      1998     1997     1996
Net Asset Value, Beginning of Year                               $13.91    $12.09    $22.66   $18.61   $18.06
                                                                _______   _______   _______  _______  _______
 Income From Investment Operations:
  Net investment income                                             .37       .37       .51      .56      .58
  Net loss or gains on securities (both
   realized and unrealized)                                        (.89)     1.79      1.16     6.04     1.73
                                                                _______   _______   _______  _______  _______
   Total from investment operations                                (.52)     2.16      1.67     6.60     2.31
                                                                _______   _______   _______  _______  _______
 Less Distributions:
  Dividends (from net investment income)                           (.34)     (.34)     (.57)    (.55)    (.61)
  Distributions (from capital gains)                              (1.11)      -      (11.67)   (2.00)   (1.15)
                                                                _______   _______   _______  _______  _______
   Total distributions                                            (1.45)     (.34)   (12.24)   (2.55)   (1.76)
                                                                _______   _______   _______  _______  _______
Net Asset Value, End of Year                                     $11.94    $13.91    $12.09   $22.66   $18.61


Total Return                                                   (3.31)%      18.21%     9.05%   38.40%   13.22%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                              $50       $52       $43      $48      $59
 Ratio of expenses to average net assets                            .73% .75% (1)  .75% (1)      .74%     .72%
 Ratio of net income to average net assets                         3.03%     2.90%     2.69%    2.73%    3.12%
 Portfolio turnover rate                                          60.05%    52.36%    48.59%   50.69%   38.73%


(1)  Had CRMC not waived management services
fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended
 1999 and 1998, respectively.


Endowments, Bond Portfolio
Per-Share Data and Ratios                                              Year    ended July 31

                                                                        2000             1999        1998        1997        1996
Net Asset Value, Beginning of Year                                   $16.17           $16.93      $17.17      $16.63      $16.82
                                                                  _________        _________   _________   _________   _________
 Income From Investment Operations:
  Net investment income                                                1.16             1.14        1.19        1.21        1.22
  Net gains or losses on securities (both
   realized and unrealized)                                            (.37)            (.84)       (.09)        .52        (.19)
                                                                  _________        _________   _________   _________   _________
   Total from investment operations                                     .79              .30        1.10        1.73        1.03
                                                                  _________        _________   _________   _________   _________
 Less Distributions:
  Dividends (from net investment income)                              (1.16)           (1.06)      (1.34)      (1.19)      (1.22)
  Distributions (from capital gains)                                   (.01)            -           -           -           -
                                                                  _________        _________   _________   _________   _________
   Total distributions                                                (1.17)           (1.06)      (1.34)      (1.19)      (1.22)
                                                                  _________        _________   _________   _________   _________
Net Asset Value, End of Year                                         $15.79           $16.17      $16.93      $17.17      $16.63


Total Return                                                           5.13%            1.75%       6.70%      10.83%       6.25%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                                  $32              $31         $29         $33         $41
 Ratio of expenses to average net assets                           .75% (1)         .75% (1)    .75% (1)    .75% (1)    .75% (1)
 Ratio of net income to average net assets                             7.31%            6.84%       6.87%       7.04%       7.17%
 Portfolio turnover rate                                              58.93%           53.66%      50.40%      22.18%      54.43%




(1)  Had CRMC not waived management
services fees, the fund's expense ratio
would have been 0.86%, 0.95%, 1.08%, 0.85%
    and 0.80% for the fiscal years ended
 2000, 1999, 1998, 1997, and 1996, respectively.

Independent Auditors' Report
To the Board of Trustees and Shareholders of Endowments:

 We have audited the accompanying statements of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 01, 2000

                                                    Growth and Income           Bond

                                                    Portfolio                   Portfolio

As of July 31,2000:

Accumulated undistributed

  net realized gain (loss)

  on investments                                       $   2,683,240              $   (829,953)

Paid-in capital                                         50,931,588                 34,021,568

During the year ended

  July 31, 2000:

Purchases and sales of

  investment securities,

  excluding short-term

  securities

    Purchases                                           25,457,386                 19,250,973

    Sales                                               23,662,295                 16,977,596


                               OTHER INFORMATION
Item 23. Exhibits.

  a. On file (see SEC file nos. 811-1884 and 2-34371)
  b. On file (see SEC file nos. 811-1884 and 2-34371)
  c. None
  d. On file (see SEC file nos. 811-1884 and 2-34371)
  e. None
  f. None
  g. On file (see SEC file nos. 811-1884 and 2-34371)
  h. None
  i. Not applicable to this filing
  j. Consent of Independent Auditors
  k. None
  l. Not applicable to this filing
  m. None
  n. None
  o. None
  p. Codes of Ethics

Item 24. Persons Controlled by or under Common Control with Registrant.

  None.

Item 25. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser.

  None.

Item 27. Principal Underwriters.

  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 28. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the Trust's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the Trust's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

Item 29. Management Services.

  None.

Item 30. Undertakings.

  None.



                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 27th day of September, 2000.

      ENDOWMENTS
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Melem Eday
Melem Eday

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 27, 2000 by the following persons in the capacities indicated.

         Signature                                       Title

(1)      Principal Executive Officer:

                                                         President and

         /s/ Frank L. Ellsworth                          Trustee

         (Frank L. Ellsworth)

(2)      Principal Financial Officer and

         Principal Accounting Officer:

         /s/ Susi M. Silverman                           Treasurer

         (Susi M. Silverman)

(3)      Trustees:

         /s/ Robert B. Egelston

         Robert B. Egelston                              Trustee

         Steven D. Lavine*                               Trustee

         Patricia A. McBride*                            Trustee

         Gail L. Neale*                                  Trustee

         /s/ Robert G. O'Donnell

         Robert G. O'Donnell                             Chairman

         Charles R. Redmond*                             Trustee

         Thomas E. Terry*                                Trustee

         Robert C. Ziebarth*                             Trustee


*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact

  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Michele Y. Yang
      Michele Y. Yang, Counsel